                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )


    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12



                                     DEAN WITTER JAPAN FUND
                           DEAN WITTER PACIFIC GROWTH FUND INC.
                          DEAN WITTER EUROPEAN GROWTH FUND INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                             CARSTEN OTTO
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                             DEAN WITTER JAPAN FUND
                      DEAN WITTER PACIFIC GROWTH FUND INC.
                     DEAN WITTER EUROPEAN GROWTH FUND INC.


                            ------------------------

                   NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS
                           TO BE HELD AUGUST 18, 1998

                            ------------------------

    Notice is hereby given that Special Meetings of Shareholders of each Dean Witter Fund listed above (each, a "Fund" and collectively, the "Funds") will be held jointly (the "Meeting") in the Career Development Room, 61st Floor, Two World Trade Center, New York, New York 10048, on August 18, 1998, at 9:00 a.m., New York City time, for the following purposes:



        1. For each Fund, to approve or disapprove a sub-advisory agreement between Dean Witter InterCapital Inc. ("InterCapital") and Morgan Stanley Asset Management Inc. ("MSAM") to replace the sub-advisory agreement currently in effect between InterCapital and Morgan Grenfell Investment Services Limited; and


        2. To transact such other business as may properly come before the meeting or any adjournments thereof.

    Shareholders of record as of the close of business on June 8, 1998 are entitled to notice of and to vote at the Meeting. If you cannot be present in person, your management would greatly appreciate your filling in, signing and returning the enclosed proxy promptly in the envelope provided for that purpose.


    In the event that the necessary quorum to transact business at the Meeting or the vote required to approve or reject any proposal with respect to a Fund is not obtained, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the concerned Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of Proposal 1 set forth herein and will vote against any such adjournment those proxies to be voted against Proposal 1.



                                          BARRY FINK
                                          SECRETARY



June 19, 1998
New York, New York


                                    IMPORTANT
      YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT A QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

THE BOARD OF DIRECTORS/TRUSTEES OF EACH FUND RECOMMENDS THAT YOU CAST YOUR VOTE
   FOR APPROVAL OF THE SUB-ADVISORY AGREEMENT BETWEEN INTERCAPITAL AND MSAM.

                             YOUR VOTE IS IMPORTANT

                             DEAN WITTER JAPAN FUND
                      DEAN WITTER PACIFIC GROWTH FUND INC.
                     DEAN WITTER EUROPEAN GROWTH FUND INC.
                TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048


                             ---------------------

                             JOINT PROXY STATEMENT

                             ---------------------

                        SPECIAL MEETINGS OF SHAREHOLDERS

                                AUGUST 18, 1998

    This statement is furnished in connection with the solicitation of proxies by the Board of Directors/Trustees (the "Board" or "Directors") of each of DEAN WITTER JAPAN FUND ("Japan Fund"), DEAN WITTER PACIFIC GROWTH FUND INC. ("Pacific Growth Fund") and DEAN WITTER EUROPEAN GROWTH FUND INC. ("European Growth Fund") (each also referred to herein as a "Fund" and collectively, the "Funds"), for use at the Special Meeting of Shareholders of each Fund to be held jointly on August 18, 1998 (the "Meeting"), and at any adjournments thereof. The first mailing of this Proxy Statement is expected to be made on or about June 19, 1998.



    If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted in favor of Proposal 1 set forth in the attached Notice of Special Meetings of Shareholders. A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Funds (if returned and received in time to be voted), execution and delivery of a later dated proxy to the Secretary of the Funds, or attendance and voting at the Meeting. Attendance at the Meeting will not in and of itself revoke a proxy.



    Shareholders of record as of the close of business on June 8, 1998, the record date for the determination of shareholders entitled to notice of and to vote at the Meeting (the "Record Date"), are entitled to one vote for each share held and a fractional vote for a fractional share. No person was known to own as much as 5% of the outstanding shares of any of the Funds on that date. The Directors and officers of each Fund, together, owned less than 1% of the applicable Fund's outstanding shares on that date. The table below sets forth the number of shares outstanding for each Fund as of the Record Date. The percentage ownership of shares of the Funds changes from time to time depending on purchases and sales by shareholders and the total number of shares outstanding.



                                                                                                       NUMBER OF SHARES
                                                                                                       OUTSTANDING AS OF
                                                                                                         JUNE 8, 1998
NAME OF FUND                                                                                             (RECORD DATE)
-----------------------------------------------------------------------------------------------------  -----------------
Japan Fund...........................................................................................        18,885,546
Pacific Growth Fund..................................................................................        48,652,635
European Growth Fund.................................................................................       105,045,277



    The cost of soliciting proxies for the Meeting, which consists principally of printing and mailing expenses and which is expected to be approximately $325,000, will be borne by the Funds and will be allocated as follows: each

Fund will pay its own mailing expenses and its proportionate share of the expenses of printing this Proxy Statement. The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through Directors and officers of the Funds and officers and regular employees of Dean Witter InterCapital Inc., Morgan Stanley Dean Witter Trust FSB, Dean Witter Services Company Inc. and/or Dean Witter Reynolds Inc., without special compensation.


    Morgan Stanley Dean Witter Trust FSB may call shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a shareholder should vote on a Proposal other than to refer to the recommendation of the Board. The Funds have been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect. Although a shareholder's vote may be taken by telephone, each shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card.



    Shareholders should note that it is anticipated that on or about June 22, 1998, the following name changes will occur: Dean Witter InterCapital Inc. ("InterCapital" or the "Investment Manager"), the Funds' investment manager, will change its name to Morgan Stanley Dean Witter Advisors Inc.; Dean Witter Distributors Inc., the Funds' distributor, will change its name to Morgan Stanley Dean Witter Distributors Inc.; and Dean Witter Services Company Inc., a subsidiary of InterCapital that performs certain administrative services for each Fund, will change its name to Morgan Stanley Dean Witter Services Company Inc. In addition, Japan Fund, Pacific Growth Fund and European Growth Fund will change their names to Morgan Stanley Dean Witter Japan Fund, Morgan Stanley Dean Witter Pacific Growth Fund Inc. and Morgan Stanley Dean Witter European Growth Fund Inc., respectively.



     APPROVAL OR DISAPPROVAL OF SUB-ADVISORY AGREEMENTS BETWEEN DEAN WITTER
           INTERCAPITAL INC. AND MORGAN STANLEY ASSET MANAGEMENT INC.


BACKGROUND

    InterCapital currently serves as investment manager of each Fund pursuant to an investment management agreement entered into by the Fund and InterCapital (each, a "Management Agreement" and collectively, the "Management Agreements"), and in that capacity, subject to the supervision of the Directors, supervises the investment activities of each Fund. InterCapital is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. ("MSDW") and has its principal office located at Two World Trade Center, New York, New York 10048. In accordance with each Management Agreement, InterCapital entered into a sub-advisory agreement with Morgan Grenfell Investment Services Limited ("Morgan Grenfell") for each Fund (each, a "Current Sub-Advisory Agreement" and collectively, the "Current Sub-Advisory Agreements") pursuant to which Morgan Grenfell has provided each Fund with investment advice and portfolio management relating to the Fund's investments, subject to the overall supervision of InterCapital. Morgan Grenfell has advised the Directors of each Fund and InterCapital of its resignation as sub-advisor, effective on the dates set forth below. Morgan Grenfell has also advised the Boards and InterCapital that in order to ensure an orderly transition to a new sub-advisor and to provide the new sub-advisor sufficient time to become acquainted with the portfolio of each Fund, it would stagger the effective dates of resignation as to each Fund as follows: Japan Fund, September 30, 1998; Pacific Growth Fund, October 31, 1998; and European Growth Fund, December 31, 1998. The Current Sub-Advisory Agreements would terminate as to each Fund upon Morgan Grenfell's resignation as sub-advisor to that Fund.



    Prior to a joint special meeting of the Boards of the Funds on June 2, 1998, InterCapital recommended to the Boards the selection of Morgan Stanley Asset Management Inc. ("MSAM"), an affiliate of InterCapital, to act as the new sub-advisor to each Fund (see "Morgan Stanley Asset Management Inc." below). MSAM would perform the same duties previously performed by Morgan Grenfell. InterCapital's recommendation was based primarily on its favorable view of the organizational depth, reputation, historical performance, expertise and experience of MSAM.


    InterCapital also proposed that upon approval and execution of a new sub-advisory agreement for each Fund with MSAM (the "New Sub-Advisory Agreement"), the Directors approve an amendment to each Fund's Management Agreement that would reduce the overall annual management fee InterCapital receives from the Fund by an amount equal to 0.05% of the Fund's net assets. The lower fee schedules would be: Japan Fund, 0.95% of daily net assets; Pacific Growth Fund, 0.95% of daily net assets not exceeding $1 billion; 0.90% of daily net assets exceeding $1 billion but not exceeding $2 billion; and 0.85% of the portion of daily net assets exceeding $2 billion; European Growth Fund, 0.95% of the portion of daily net assets not exceeding $500 million; 0.90% of the portion of daily net assets exceeding $500 million but not exceeding $2 billion; and 0.85% of the portion of daily net assets exceeding $2 billion. Lowering the fee under the Management Agreements has the effect of lowering the fee payable under each New Sub-Advisory Agreement, which, identical to the fee under the corresponding Current Sub-Advisory Agreement, is proposed to amount to 40% of the fee payable to InterCapital pursuant to the Management Agreement (see "The Current Sub-Advisory Agreement" below).


    The terms of each New Sub-Advisory Agreement are identical in all material respects to those of the corresponding Current Sub-Advisory Agreement, except for: (1) the dates of effectiveness and termination; (2) the deletion, recommended by InterCapital, of a provision from the Current Sub-Advisory Agreement of each Fund, except Japan Fund (whose Current Sub-Advisory Agreement does not include the provision), which requires the sub-advisor to obtain prior approval of the Fund's Investment Manager regarding certain allocations of Fund assets among countries; and (3) the deletion, also recommended by InterCapital, of a provision from the Current Sub-Advisory Agreement of each Fund pursuant to which Morgan Grenfell and its affiliates were prohibited from acting as investment advisor or sub-advisor to funds that are similar to the Funds.


THE BOARDS' CONSIDERATION

    The Boards of the Funds met in person at a joint meeting on June 2, 1998 for the purpose of considering the selection of a new sub-advisor and approval of a New Sub-Advisory Agreement for each Fund. At their meeting, the Directors considered InterCapital's recommendations. In particular, the Directors considered the depth of organization, expertise and experience of MSAM in managing portfolios invested in foreign securities such as those of the Funds and the performance of certain similar funds and accounts currently managed by MSAM. The Directors also considered the quality and extent of the services proposed to be provided by MSAM. In addition, the Directors reviewed material furnished by MSAM regarding MSAM's personnel and operations. Prior to the meeting, representatives of MSAM met in person with the Independent Directors (that is, the Directors who are not "interested persons" of the Funds, as that term is defined in the Investment Company Act of 1940, as amended (the "Act")) and reviewed with the Directors MSAM's philosophy of management, investment strategy, performance expectations and proposed method of operation for each Fund. The Directors also considered the reduction in the management fees of each Fund that would result in the event the applicable New Sub-Advisory Agreement is implemented. The Board considered the confluence of all the factors mentioned above in arriving at its decision to approve the appointment of MSAM as sub-advisor and no one factor was given any greater weight than any of the others.


    The Board of each Fund found MSAM's experience in investing in foreign securities of the type that comprise the portfolio of each Fund and MSAM's historical performance in managing portfolios of such securities to be well suited for each Fund. In addition, the Board reviewed and discussed the terms and provisions of each New Sub-Advisory Agreement. The Board of each Fund (other than Japan Fund) also found that it would be desirable and appropriate to not include in the New Sub-Advisory Agreement the provision in the Current Sub-Advisory Agreement which requires prior approval of the Investment Manager for changes in allocation of Fund assets among different countries. The Board of each Fund reasoned that country allocation decisions are a unique aspect of the expertise of MSAM which should, therefore, have the responsibility, flexibility and sole discretion to make such decisions consistent with the investment policies of the Funds. The Board also found that it would not be necessary or appropriate for the New Sub-Advisory Agreements to include the provision in the Current Sub-Advisory Agreements that prohibits Morgan Grenfell and its affiliates from acting as investment advisor or sub-advisor to funds that are similar to the Funds.


    The Board reviewed the form of the New Sub-Advisory Agreement attached hereto as Exhibit A. As noted above, the terms of the New Sub-Advisory Agreements are identical, in all material respects, to the corresponding Current Sub-Advisory Agreements, except for the identity of the sub-advisor, the dates of effectiveness and termination and the Investment Manager's proposed changes regarding prior approval of country allocation of Fund assets and the deletion of the prohibition against the sub-advisor acting as investment advisor or sub-advisor to funds that are similar to the Funds. The terms of the Current Sub-Advisory Agreements are described under "The Current Sub-Advisory Agreements" below.


    Based upon the Board's review and evaluation of the materials described above and its consideration of all factors deemed relevant, the Board determined that the New Sub-Advisory Agreement for each Fund is fair and reasonable, and that it would be in the best interests of each Fund and its shareholders to approve the applicable New Sub-Advisory Agreement with MSAM. Accordingly, the Board, including all of the Independent Directors of each Fund, approved the New Sub-Advisory Agreement of each Fund and voted to recommend its approval to the shareholders of the Fund.

THE CURRENT SUB-ADVISORY AGREEMENTS


    The Current Sub-Advisory Agreements require that the sub-advisor provide the Funds with investment advisory services for their investments. The investment advisory services that the sub-advisor is required to provide include, among other things: obtaining and evaluating such information and advice relating to the economy, securities markets and securities as it deems necessary or useful to discharge its duties; continuously managing the assets of the Funds in a manner consistent with their respective investment objectives and policies; making decisions as to foreign currency matters and making determinations as to forward foreign exchange contracts and options and futures contracts in foreign currencies; determining the securities to be purchased, sold or otherwise disposed of by the Funds and the timing of such purchases, sales and dispositions; taking such further action, including the placing of purchase and sale orders on behalf of the Funds; and furnishing or placing at the disposal of the Funds and InterCapital such of the information, evaluations, analyses and opinions formulated or obtained by it in the discharge of its duties as the Funds and InterCapital may, from time to time, reasonably request.


    Each Current Sub-Advisory Agreement provides that the sub-advisor shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall, from time to time, determine to be necessary or useful to the performance of its obligations under the Current Sub-Advisory Agreements. The sub-advisor also bears other costs of rendering the investment advisory services performed by it pursuant to each Current Sub-Advisory Agreement, including such clerical help and bookkeeping services as it may require.



    In return for the services it renders under each Current Sub-Advisory Agreement, the sub-advisor is paid by the Investment Manager monthly compensation equal to 40% of the Investment Manager's compensation receivable pursuant to the corresponding Management Agreement. Any change in a Management Agreement which has the effect of raising or lowering the compensation of the Investment Manager has the concomitant effect of raising or lowering the fee payable to the sub-advisor. During the last fiscal year of each Fund, InterCapital accrued to Morgan Grenfell compensation under each Current Sub-Advisory Agreement as set forth in the table below.



                                                                                     SUB-ADVISORY FEE  NET ASSETS AS OF
                                                                        LAST FISCAL     ACCRUED TO       END OF FISCAL
FUND                                                                     YEAR END    MORGAN GRENFELL         YEAR
----------------------------------------------------------------------  -----------  ----------------  -----------------
Japan Fund............................................................     5/31/98    $      726,962    $   127,627,749
Pacific Growth Fund...................................................    10/31/97         5,578,738        745,691,570
European Growth Fund..................................................    10/31/97         6,052,380      1,712,229,544


    Each Current Sub-Advisory Agreement was approved by the Directors on February 21, 1997 and by the shareholders of the applicable Fund at Special Meetings of Shareholders on May 21, 1997 in connection with the merger of Dean Witter Discover & Co. ("DWDC") and Morgan Stanley Group Inc. ("Morgan Stanley"), which resulted in the formation of MSDW (at that time named Morgan Stanley, Dean Witter, Discover & Co.).

    Each Current Sub-Advisory Agreement will continue until April 30, 1999 and provides that, after its initial period of effectiveness, it may be continued in effect from year to year, provided that such continuance is approved by the vote of a majority of the outstanding voting securities (as defined below) of the applicable Fund or by the Directors of that Fund, and, in either event, by the vote cast in person by a majority of the Independent Directors at a meeting called for the purpose of voting on such approval.

    Each Current Sub-Advisory Agreement also provides that it may be terminated at any time by the sub-advisor, InterCapital, the Board (including a majority of the Independent Directors) or by a vote of the majority of the outstanding voting securities of the applicable Fund (as defined below), in each instance without the payment of any penalty, on thirty days' notice. Each Current Sub-Advisory Agreement also terminates in the event of the termination of the corresponding Management Agreement or in the event of its assignment.


MORGAN STANLEY ASSET MANAGEMENT INC.

    MSAM, like InterCapital, is a wholly-owned subsidiary of MSDW, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services. As noted above, MSDW, whose principal office is located at 1585 Broadway, New York, New York 10036, was formed as a result of the merger of DWDC and Morgan Stanley which was consummated on May 31, 1997. MSAM has its principal offices at 1221 Avenue of the Americas, New York, New York 10020 and conducts a worldwide portfolio management business. It provides a broad range of portfolio management services to customers in the United States and abroad.

    Set forth below is the name and principal occupation of the principal executive officer and each director of MSAM. The address for each is 1221 Avenue of the Americas, New York, New York 10020:

NAME AND ADDRESS                                                         PRINCIPAL OCCUPATION
-------------------------------------------  ----------------------------------------------------------------------------
Barton M. Biggs,                             Chairman and Managing Director, MSAM; Managing Director of Morgan Stanley &
  CHAIRMAN OF THE BOARD OF DIRECTORS           Co. Incorporated ("MS & Co."); Chairman of Morgan Stanley Asset Management
                                               Limited
Peter A. Nadosy,                             Vice Chairman, Director and Managing Director, MSAM; Managing Director of MS
  VICE-CHAIRMAN OF THE BOARD OF DIRECTORS      & Co.; Director of Morgan Stanley Asset Management Limited
James M. Allwin,                             President, Director and Managing Director, MSAM; Managing Director of MS &
  DIRECTOR AND PRESIDENT                       Co.; President of Morgan Stanley Realty Inc.
Dennis G. Sherva,                            Director and Managing Director, MSAM; Managing Director of MS & Co.
  DIRECTOR


    MSAM serves in various portfolio management and similar capacities to investment companies and pension plans and other institutional and individual investors. The attached Appendix lists the investment companies for which MSAM provides investment management or investment advisory services and which have similar investment objectives and policies to those of the Funds and sets forth the fees payable to MSAM by such companies and their net assets as of May 31, 1998.


    Dean Witter Distributors Inc. (the "Distributor") acts as the Funds' distributor. Like MSAM and InterCapital, the Distributor is a wholly-owned subsidiary of MSDW. The Distributor's office is located at Two World Trade Center, New York, New York 10048. Pursuant to each Fund's Rule 12b-1 plan, each Fund pays the Distributor 12b-1 fees for distribution related services. Morgan Stanley Dean Witter Trust FSB ("MSDW Trust"), also an affiliate of MSAM and InterCapital, serves as transfer agent of the Funds. The table below sets forth for each Fund the distribution fees paid to the Distributor and the transfer agency fees paid to MSDW Trust during the Fund's last fiscal year:



                                                                          DISTRIBUTION FEES PAID   TRANSFER AGENCY FEES
                                                                            TO THE DISTRIBUTOR      PAID TO MSDW TRUST
                                                                            DURING LAST FISCAL      DURING LAST FISCAL
FUND                                                                               YEAR                    YEAR
------------------------------------------------------------------------  ----------------------  ----------------------
Japan Fund..............................................................      $    1,814,371          $      470,568
Pacific Growth Fund.....................................................          14,156,987               2,507,387
European Growth Fund....................................................          13,519,654               1,779,397


    Once each New Sub-Advisory Agreement is approved, the Distributor and MSDW Trust fully intend to continue to provide, respectively, the same services to the Funds as are currently being provided.


    MS & Co. became an affiliated broker of the Funds (MS & Co., MSAM and InterCapital are under the common control of MSDW) on May 31, 1997 upon the consummation of the merger of DWDC and Morgan Stanley. During the period May 31 through October 31, 1997, Pacific Growth Fund and European Growth Fund paid $119,132 (1.76% of all brokerage commissions paid during the period) and $21,602 (0.64% of all brokerage commissions paid during the period), respectively, to MS & Co. During the fiscal year ended May 31, 1998, Japan Fund paid $8,553 (11.5% of all brokerage commissions paid during the year) to MS & Co.

INTEREST OF CERTAIN PERSONS


    MSDW, InterCapital, MSAM, MS & Co., MSDW Trust, the Distributor and certain of their respective directors, officers, and employees, including persons who are Directors or officers of the Funds, may be deemed to have an interest in the proposal described in this Proxy Statement to the extent that certain of such companies and their affiliates have contractual and other arrangements, described elsewhere in this Proxy Statement, pursuant to which they are paid fees by the Funds, and certain of those individuals are compensated for performing services relating to the Funds and may also own shares of MSDW. Such companies and persons may thus be deemed to derive benefits from the approval by shareholders of such proposal.


VOTE REQUIRED

    Each New Sub-Advisory Agreement cannot be implemented unless approved at the Meeting by a majority of the outstanding voting securities of the applicable Fund. Such a majority means the affirmative vote of the holders of (a) 67% or more of the shares of the applicable Fund present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding shares are so present, or (b) more than 50% of the outstanding shares of the applicable Fund, whichever is less. All classes of each Fund will vote together as a single class. In the event the shareholders do not approve a New Sub-Advisory Agreement by the required majority vote, the Board will take such action as it deems to be in the best interests of the applicable Fund and its shareholders, which may include calling a special meeting of shareholders to vote on another sub-advisory agreement.


    THE DIRECTORS OF EACH FUND, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS APPROVE THE NEW SUB-ADVISORY AGREEMENT APPLICABLE TO THAT FUND.

                             ADDITIONAL INFORMATION


    In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting with respect to one or more Funds, the persons named as proxies may propose one or more adjournments of the Meeting of the concerned Fund to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the concerned Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of Proposal 1 and will vote against any such adjournment those proxies required to be voted against Proposal 1.


    Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of any proposal, and broker "non-votes" will not be deemed to be present at the meeting for purposes of determining whether a proposal to be voted upon has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.

                             SHAREHOLDER PROPOSALS

    The Funds do not hold regular shareholders' meetings. Proposals of shareholders intended to be presented at the next meeting of shareholders must be received a reasonable time prior to the mailing of the proxy materials sent in connection with the meeting, for inclusion in the proxy statement for that meeting.

                            REPORTS TO SHAREHOLDERS

    EACH FUND'S MOST RECENT ANNUAL REPORT OR SUCCEEDING SEMI-ANNUAL REPORT HAS BEEN SENT PREVIOUSLY TO SHAREHOLDERS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST FROM ADRIENNE RYAN-PINTO AT MORGAN STANLEY DEAN WITTER TRUST FSB, HARBORSIDE FINANCIAL CENTER, PLAZA TWO, JERSEY CITY, NEW JERSEY 07311 (TELEPHONE 1-800-869-NEWS (TOLL-FREE)).

                                 OTHER BUSINESS

    The management of the Funds knows of no other matters which may be presented at the Meeting. However, if any matters not now known properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy, or their substitutes, to vote all shares that they are entitled to vote on any such matter, utilizing such proxy in accordance with their best judgment on such matters.


                      By Order of the Boards of Directors


                                   BARRY FINK
                                   SECRETARY

                                                                       EXHIBIT A

                       FORM OF NEW SUB-ADVISORY AGREEMENT


    AGREEMENT made as of the           , 199 by and between Dean Witter
InterCapital Inc., a Delaware corporation (herein referred to as the "Investment Manager"), and Morgan Stanley Asset Management Inc., a Delaware Corporation, (herein referred to as the "Sub-Advisor").



    WHEREAS, Dean Witter        Fund (herein referred to as the "Fund") is
engaged in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act"); and


    WHEREAS, the Investment Manager has entered into an Investment Management Agreement with the Fund (the "Investment Management Agreement") wherein the Investment Manager has agreed to provide investment management services to the Fund; and

    WHEREAS, the Sub-Advisor is registered as an investment advisor under the Investment Advisors Act of 1940, and engages in the business of acting as an investment advisor; and


    WHEREAS, the Investment Manager desires to retain the services of the Sub-Advisor to render investment advisory services for the Fund in the manner and on the terms and conditions hereinafter set forth; and


    WHEREAS, the Sub-Advisor desires to be retained by the Investment Manager to perform services on said terms and conditions:

    NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

     1. Subject to the supervision of the Fund, its officers and Directors, and the Investment Manager, and in accordance with the investment objectives, policies and restrictions set forth in the then-current Registration Statement relating to the Fund, and such investment objectives, policies and restrictions from time to time prescribed by the Directors of the Fund and communicated by the Investment Manager to the Sub-Advisor, the Sub-Advisor agrees to provide the Fund with investment advisory services with respect to the Fund's investments to obtain and evaluate such information and advice relating to the economy, securities markets and securities as it deems necessary or useful to discharge its duties hereunder; to continuously manage the assets of the Fund in a manner consistent with the investment objective and policies of the Fund; to make decisions as to foreign currency matters and make determinations as to forward foreign exchange contracts and options and futures contracts in foreign currencies; shall determine the securities to be purchased, sold or otherwise disposed of by the Fund and the timing of such purchases, sales and dispositions; to take such further action, including the placing of purchase and sale orders on behalf of the Fund, as it shall deem necessary or appropriate; to furnish to or place at the disposal of the Fund and the Investment Manager such of the information, evaluations, analyses and opinions formulated or obtained by it in the discharge of its duties as the Fund and the Investment Manager may, from time to time, reasonably request. The Investment Manager and the Sub-Advisor shall each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Fund and to consult with each other.


     2. The Sub-Advisor shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary or useful to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Sub-Advisor shall be deemed to include persons employed or otherwise retained by the Sub-Advisor to furnish statistical and other factual data, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Investment Manager may desire. The Sub-Advisor shall maintain whatever records as may be required to be maintained by it under the Act. All such records so maintained shall be made available to the Fund, upon the request of the Investment Manager or the Fund.



     3. The Fund will, from time to time, furnish or otherwise make available to the Sub-Advisor such financial reports, proxy statements and other information relating to the business and affairs of the Fund as the Sub-Advisor may reasonably require in order to discharge its duties and obligations hereunder or to comply with any applicable law and regulations and the investment objectives, policies and restrictions from time to time prescribed by the Trustees of the Fund.



     4. The Sub-Advisor shall bear the cost of rendering the investment advisory services to be performed by it under this Agreement, and shall, at its own expense, pay the compensation of the officers and employees, if any, of the Fund, employed by the Sub-Advisor, and such clerical help and bookkeeping services as the Sub-Advisor shall reasonably require in performing its duties hereunder.



     5. The Fund assumes and shall pay or cause to be paid all other expenses of the Fund, including, without limitation: any fees paid to the Investment Manager; fees pursuant to any plan of distribution that the Fund may adopt; the charges and expenses of any registrar, any custodian, sub-custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, and any stock transfer or dividend agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies or pursuant to any foreign laws; the cost and expense of engraving or printing certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the Securities and Exchange Commission and various states and other jurisdictions or pursuant to any foreign laws (including filing fees and legal fees and disbursements of counsel); the cost and expense of printing (including typesetting) and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Directors or members of any advisory board or committee who are not employees of the Investment Manager or Sub-Advisor; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption whether in shares or in cash; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the Trustees of the Fund who are not interested persons (as defined in the Act) of the Fund, the Investment Manager or the Sub-Advisor, and of independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.



     6. For the services to be rendered, the facilities furnished, and the expenses assumed by the Sub-Advisor, the Investment Manager shall pay to the Sub-Advisor monthly compensation equal to 40% of its monthly compensation receivable pursuant to the Investment Management Agreement. Any subsequent change in the Investment Management Agreement which has the effect of raising or lowering the compensation of the Investment Manager will have the concomitant effect of raising or lowering the fee payable to the Sub-Advisor under this Agreement. In addition, if the Investment Manager has undertaken in the Fund's Registration Statement as filed under the Act (the "Registration Statement") or elsewhere to waive all or part of its fee under the Investment Management Agreement, the Sub-Advisor's fee payable under this Agreement will be proportionately waived in whole or in part. The calculation of the fee payable to the Sub-Advisor pursuant to this Agreement will be made, each month, at the time designated for the monthly calculation of the fee payable to the Investment Manager pursuant to the Investment Management Agreement. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for the part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fee as set forth above. Subject to the provisions of paragraph 7 hereof, payment of the Sub-Advisor's compensation for the preceding month shall be made as promptly as possible after completion of the computations contemplated by paragraph 7 hereof.



     7. In the event the operating expenses of the Fund, including amounts payable to the Investment Manager pursuant to the Investment Management Agreement, for any fiscal year ending on a date on which this Agreement is in effect, exceed the expense limitations applicable to the Fund imposed by state securities laws or regulations thereunder, as such limitations may be raised or lowered from time to time, the Sub-Advisor shall reduce its advisory fee to the extent of 40% of such excess and, if required, pursuant to any such laws or regulations, will reimburse the Investment Manager for annual operating expenses in the amount of 40% of such excess of any expense limitation that may be applicable, it being understood that the Investment Manager has agreed to effect a reduction and reimbursement of 100% of such excess in accordance with the terms of the Investment Management Agreement; provided, however, there shall be excluded from such expenses the amount of any interest, taxes, brokerage commissions, distribution fees and extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto) paid or payable by the Fund. Such reduction, if any, shall be computed and accrued daily, shall be settled on a monthly basis, and shall be based upon the expense limitation applicable to the Fund as at the end of the last business day of the month. Should two or more such expense limitations be applicable as at the end of the last business day of the month, that expense limitation which results in the largest reduction in the Investment Manager's fee or the largest expense reimbursement shall be applicable.


    For purposes of this provision, should any applicable expense limitation be based upon the gross income of the Fund, such gross income shall include, but not be limited to, interest on debt securities in the Fund's portfolio accrued to and including the last day of the Fund's fiscal year, and dividends declared on equity securities in the Fund's portfolio, the record dates for which fall on or prior to the last day of such fiscal year, but shall not include gains from the sale of securities.


     8. The Sub-Advisor will use its best efforts in the performance of investment activities on behalf of the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, the Sub-Advisor shall not be liable to the Investment Manager or the Fund or any of its investors for any error of judgment or mistake of law or for any act or omission by the Sub-Advisor or for any losses sustained by the Fund or its investors.



     9. It is understood that any of the shareholders, Directors, officers and employees of the Fund may be a shareholder, director, officer or employee of, or be otherwise interested in, the Sub-Advisor, and in any person controlled by or under common control with the Sub-Advisor, and that the Sub-Advisor and any person controlled by or under common control with the Sub-Advisor may have an interest in the Fund. It is also understood that the Sub-Advisor and any affiliated persons thereof or any persons controlled by or under common control with the

Sub-Advisor have and may have advisory, management service or other contracts with other organizations and persons, and may have other interests and businesses, and further may purchase, sell or trade any securities or commodities for their own accounts or for the account of others for whom they may be acting.



    10. This Agreement shall remain in effect until April 30, 2000 and from year to year thereafter provided such continuance is approved at least annually by the vote of holders of a majority, as defined in the Act, of the outstanding voting securities of the Fund or by the Directors of the Fund; provided, that in either event such continuance is also approved annually by the vote of a majority of the Directors of the Fund who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, that (a) the Fund may, at any time and without the payment of any penalty, terminate this Agreement upon thirty days' written notice to the Investment Manager and the Sub-Advisor, either by majority vote of the Directors of the Fund or by the vote of a majority of the outstanding voting securities of the Fund; (b) this Agreement shall immediately terminate in the event of its assignment (within the meaning of the Act) unless such automatic termination shall be prevented by an exemptive order of the Securities and Exchange Commission; (c) this Agreement shall immediately terminate in the event of the termination of the Investment Management Agreement; (d) the Investment Manager may terminate this Agreement without payment of penalty on thirty days' written notice to the Fund and the Sub-Advisor and; (e) the Sub-Advisor may terminate this Agreement without the payment of penalty on thirty days' written notice to the Fund and the Investment Manager. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed post-paid, to the other party at the principal office of such party.



    11. This Agreement may be amended by the parties without the vote or consent of the shareholders of the Fund to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem it necessary to conform this Agreement to the requirements of applicable federal laws or regulations, but neither the Fund, the Investment Manager nor the Sub-Advisor shall be liable for failing to do so.


    12. This Agreement shall be construed in accordance with the law of the State of New York and the applicable provisions of the Act. To the extent the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

    IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the day and year first above written in New York, New York.


                                          DEAN WITTER INTERCAPITAL INC.


                                          By: ..................................

                                          Attest: ..............................

                                          MORGAN STANLEY
                                          ASSET MANAGEMENT INC.

                                          By: ..................................

                                          Attest: ..............................

Accepted and agreed to as of
the day and year first above written:


DEAN WITTER               FUND


By: ..................................

Attest: ..............................

                                                                        APPENDIX



    Morgan Stanley Asset Management Inc. serves as investment advisor or sub-advisor to the investment companies listed below which have similar investment objectives to those of the Funds, with the net assets shown as of May 31, 1998.



  FUNDS WITH OBJECTIVES SIMILAR TO THOSE OF JAPAN FUND AND PACIFIC GROWTH FUND



                                                   NET ASSETS
                                                     AS OF
                  OTHER FUND                        5/31/98                         ANNUAL FEE RATE
----------------------------------------------  ----------------  ----------------------------------------------------
Morgan Stanley Institutional Fund, Inc.--
 Asian Equity Portfolio.......................  $     70,877,040  0.80% of average daily net assets (1)
Morgan Stanley Institutional Fund, Inc.--
 Japanese Equity Portfolio....................        65,154,888  0.80% of average daily net assets (2)
Morgan Stanley Fund, Inc.--
 Asian Growth Fund*...........................       113,301,175  Van Kampen American Capital Investment Advisory
                                                                  Corp. ("VKAC") is the fund's investment advisor and
                                                                  administrator. VKAC charges an advisory fee of 1.00%
                                                                  of average daily net assets. MSAM serves as
                                                                  sub-advisor. If average daily net assets are less
                                                                  than or equal to $500 million, VKAC will pay MSAM
                                                                  50% of the total investment advisory fee payable to
                                                                  VKAC (after application of any fee waivers in
                                                                  effect) for such monthly period. If average daily
                                                                  net assets are greater than $500 million, VKAC will
                                                                  pay MSAM a fee for such monthly period equal to the
                                                                  greater of (a) 50% of what the total advisory fee
                                                                  payable to VKAC (after application of any fee
                                                                  waivers in effect) for such period would have been
                                                                  had the fund's average daily net assets been equal
                                                                  to $500 million, or (b) 45% of the total advisory
                                                                  fee payable to VKAC by the fund (after application
                                                                  of any fee waivers in effect) for such monthly
                                                                  period. (3)

                                                   NET ASSETS
                                                     AS OF
                  OTHER FUND                        5/31/98                         ANNUAL FEE RATE
----------------------------------------------  ----------------  ----------------------------------------------------
Morgan Stanley Fund, Inc.--
 Japanese Equity Fund*........................        N/A         VKAC is the fund's investment advisor and
                                                                  administrator. VKAC charges an advisory fee of 1.00%
                                                                  of average daily net assets. MSAM serves as
                                                                  sub-advisor. If average daily net assets are less
                                                                  than or equal to $500 million, VKAC will pay MSAM
                                                                  50% of the total investment advisory fee payable to
                                                                  VKAC (after application of any fee waivers in
                                                                  effect) for such monthly period. If average daily
                                                                  net assets are greater than $500 million, VKAC will
                                                                  pay MSAM a fee for such monthly period equal to the
                                                                  greater of (a) 50% of what the total advisory fee
                                                                  payable to VKAC (after application of any fee
                                                                  waivers in effect) for such period would have been
                                                                  had the fund's average daily net assets been equal
                                                                  to $500 million, or (b) 45% of the total advisory
                                                                  fee payable to VKAC by the fund (after application
                                                                  of any fee waivers in effect) for such monthly
                                                                  period. This fund has not yet commenced operations.
                                                                  (4)
Morgan Stanley Universal Funds, Inc.--
 Asian Equity Portfolio.......................  $     10,797,904  0.80% of average daily net assets on first $500 million, 0.75% of average daily net assets from $500
                                                                  million to $1 billion, and 0.70% of average daily
                                                                  net assets over $1 billion. (5)
Morgan Stanley Asia-Pacific Fund, Inc.........       595,412,589  1.00% of average weekly net assets.

         FUNDS WITH OBJECTIVES SIMILAR TO THAT OF EUROPEAN GROWTH FUND



                                                   NET ASSETS
                                                     AS OF
                  OTHER FUND                        5/31/98                         ANNUAL FEE RATE
----------------------------------------------  ----------------  ----------------------------------------------------
Morgan Stanley Institutional Fund, Inc.--
 International Magnum Portfolio...............  $    236,295,311  0.80% of average daily net assets (6)
Morgan Stanley Fund, Inc.--
 International Magnum Fund*...................       124,526,307  VKAC is the fund's investment advisor and
                                                                  administrator. VKAC receives a fee from the fund of
                                                                  0.80% of the fund's average daily net assets. MSAM
                                                                  serves as sub-advisor to the fund. If the fund's
                                                                  average daily net assets for a monthly period are
                                                                  less than or equal to $500 million, VKAC pays MSAM a
                                                                  fee of one-half of the total investment advisory fee
                                                                  payable to it by the fund (after the application of
                                                                  any fee waivers in effect) for the monthly period.
                                                                  If the fund's average daily net assets for a monthly
                                                                  period are greater than $500 million, VKAC pays MSAM
                                                                  a fee equal to the greater of (a) one-half of what
                                                                  the total advisory fee paid to VKAC by the fund
                                                                  (after the application of any fee waivers in effect)
                                                                  for such monthly period would have been had the
                                                                  average daily net assets during the period been $500
                                                                  million, or (b) forty-five percent of the total
                                                                  investment advisory fee payable to VKAC by the fund
                                                                  (after the application of any fee waivers in effect)
                                                                  for such monthly period. (7)
Morgan Stanley Universal Funds, Inc.--
 International Magnum Portfolio...............        36,357,990  0.80% of average daily net assets on first $500 million, 0.75% of average daily net assets from $500
                                                                  million to $1 billion, and 0.70% of average daily
                                                                  net assets over $1 billion (8)
Morgan Stanley Institutional Fund, Inc.--
 Active Country Allocation Portfolio..........       248,845,061  0.65% of average daily net assets (9)
Morgan Stanley Institutional Fund, Inc.--
 International Equity Portfolio...............     3,555,034,747  0.80% of average daily net assets (10)
Morgan Stanley Institutional Fund, Inc.--
 European Equity Portfolio....................       348,813,588  0.80% of average daily net assets (11)
Morgan Stanley Fund, Inc.--
 European Equity Fund*........................        N/A         1.00% of average daily net assets. This fund has not
                                                                  yet commenced operations. (12)

                                                   NET ASSETS
                                                     AS OF
                  OTHER FUND                        5/31/98                         ANNUAL FEE RATE
----------------------------------------------  ----------------  ----------------------------------------------------
Fortis Series Fund, Inc.--
 Global Asset Allocation Series*..............  $     60,530,741  0.50% of first $100 million
                                                                  0.40% on excess over $100 million as a percentage of
                                                                  average daily net assets.
Dean Witter International SmallCap Fund*......        71,616,558  MSAM receives 40% of compensation received by Dean
                                                                  Witter InterCapital Inc. ("InterCapital").
                                                                  InterCapital receives a monthly fee at the annual
                                                                  rate of 1.15% of the fund's average daily net
                                                                  assets.
North American Funds
 Global Equity Fund*..........................       138,326,091  0.500% of first $50 million
                                                                  0.450% between $50 million and $200 million
                                                                  0.375% between $200 million and $500 million
                                                                  0.325% on excess over $500 million of the current
                                                                  value of net assets of the fund.
Van Kampen American Capital
 Global Managed Assets Fund*..................        23,909,826  50% of compensation actually received by VKAC. VKAC charges an advisory fee of 1.00% of average daily
                                                                  net assets. (13)
American AAdvantage--International Equity
 Fund*........................................       269,314,947  0.80% of average daily net assets on the first $25 million, 0.60% of average daily net assets on the
                                                                  next $25 million, 0.50% of average daily net assets
                                                                  on the next $25 million, and 0.40% of average daily
                                                                  net assets in excess of $75 million
Fountain Square--International Equity Fund*...       156,078,825  0.50% of average daily net assets
Sun America Series Trust--
 International Diversified Equities
 Portfolio*...................................       370,665,992  0.65% of average daily net assets on the first $350 million, and 0.60% of average daily net assets in
                                                                  excess of $350 million
New England Zenith Fund--
 Morgan Stanley International Magnum Equity
 Series*......................................        66,220,915  0.75% of average daily net assets on the first $30 million, 0.60% of average daily net assets on the
                                                                  next $40 million, 0.45% of average daily net assets
                                                                  on the next $30 million, and 0.40% of average daily
                                                                  net assets in excess of $100 million (14)
Pacific Select Fund--
 International Portfolio*.....................       972,691,460  0.35% of average daily net assets
Morgan Stanley Institutional Fund, Inc.--
 Global Equity Portfolio......................       210,812,030  0.80% of average daily net assets (15)

                                                   NET ASSETS
                                                     AS OF
                  OTHER FUND                        5/31/98                         ANNUAL FEE RATE
----------------------------------------------  ----------------  ----------------------------------------------------
Morgan Stanley Fund, Inc.--
 Global Equity Fund*..........................  $    764,201,608  VKAC is the fund's investment advisor and
                                                                  administrator. VKAC receives a fee from the fund of
                                                                  1.00% of the fund's average daily net assets. MSAM
                                                                  serves as sub-advisor to the fund. If the fund's
                                                                  average daily net assets for a monthly period are
                                                                  less than or equal to $500 million, VKAC pays MSAM a
                                                                  fee of one-half of the total investment advisory fee
                                                                  payable to it by the fund (after the application of
                                                                  any of any fee waivers in effect) for the monthly
                                                                  period. If the fund's average daily net assets for a
                                                                  monthly period are greater than $500 million, VKAC
                                                                  pays MSAM a fee equal to the greater of (a) one-half
                                                                  of what the total advisory fee paid to VKAC the Fund
                                                                  (after the application of any fee waivers in effect)
                                                                  for such monthly period would have been had the
                                                                  average daily net assets during the period been $500
                                                                  million, or (b) forty-five percent of the total
                                                                  investment advisory fee payable to VKAC by the fund
                                                                  (after the application of any fee waivers in effect)
                                                                  for such monthly period. (16)
Morgan Stanley Fund, Inc.--
 Global Equity Allocation*....................       253,704,400  VKAC is the fund's investment advisor and
                                                                  administrator. VKAC receives a fee from the fund of
                                                                  1.00% of the fund's average daily net assets. MSAM
                                                                  serves as sub-advisor to the fund. If the fund's
                                                                  average daily net assets for a monthly period are
                                                                  less than or equal to $500 million, VKAC pays MSAM a
                                                                  fee of one-half of the total investment advisory fee
                                                                  payable to it by the fund (after the application of
                                                                  any of any fee waivers in effect) for the monthly
                                                                  period. If the fund's average daily net assets for a
                                                                  monthly period are greater than $500 million, VKAC
                                                                  pays MSAM a fee equal to the greater of (a) one-half
                                                                  of what the total advisory fee paid to VKAC by the
                                                                  Fund (after the application of any fee waivers in
                                                                  effect) for such monthly period would have been had
                                                                  the average daily net assets during the period been
                                                                  $500 million, or (b) forty-five percent of the total
                                                                  investment advisory fee payable to VKAC by the fund
                                                                  (after the application of any fee waivers in effect)
                                                                  for such monthly period. (17)

                                                   NET ASSETS
                                                     AS OF
                  OTHER FUND                        5/31/98                         ANNUAL FEE RATE
----------------------------------------------  ----------------  ----------------------------------------------------
Morgan Stanley Universal Funds, Inc.--
 Global Equity Portfolio......................  $     29,331,748  0.80% of first $500 million, 0.75% from $500 million to $1 billion, 0.70% on excess over $1 billion as a
                                                                  percentage of average daily net assets (18)
NASL Series Trust--
 Global Equity Trust*.........................       983,811,347  0.50% of first $50,000,000, 0.45% between
                                                                  $50,000,000 and $200,000,000, 0.375% between
                                                                  $200,000,000 and $500,000,000, 0.325% on excess over
                                                                  $500,000,000 of the current value of net assets of
                                                                  the trust (19)
Van Kampen American Capital--
 Global Equity Fund*..........................       347,884,930  50% of compensation actually received by VKAC. VKAC charges an advisory fee of 1.00% of average daily
                                                                  net assets (20)
Van Kampen American Capital Life--
 Investment Trust--Global Equity Fund*........         3,381,376  50% of compensation actually received by VKAC. VKAC charges an advisory fee of 1.00% of average daily
                                                                  net assets (21)


------------------------


*   MSAM acts as sub-advisor to this fund.



(1) MSAM has agreed to waive its management fees and/or reimburse the portfolio, if necessary, if such fees would cause the total annual operating expenses of each of the portfolio to exceed 1.00% of Class A shares and 1.25% of Class B shares.



(2) MSAM has agreed to waive its management fees and/or reimburse the Portfolios, if necessary, if such fees would cause the total annual operating expenses of each of the Portfolios to exceed 1.00% of Class A shares and 1.25% of Class B shares.



(3) VKAC has agreed to waive a portion of its advisory fees and/or to reimburse a portion of expenses of the fund, if necessary, if such fees would cause the total annual operating expenses of the fund, as a percentage of average daily net assets, to exceed 1.84% of Class A shares, 2.59% of Class B shares and 2.59% of Class C shares.



(4) VKAC has agreed to waive a portion of its advisory fees and/or to reimburse a portion of expenses of the portfolio, if necessary, if such fees would cause the total annual operating expenses of the fund, as a percentage of average daily net assets, to exceed 1.90% of Class A shares, 2.65% of Class B shares and 2.65% of Class C shares.



(5) MSAM has agreed to waive its advisory fees and/or to reimburse this fund, if necessary, if such fees would cause the fund's total annual operating expenses, as a percentage of average daily net assets, to exceed 1.20%.



(6) MSAM has agreed to waive its advisory fees and/or to reimburse this fund, if necessary, if such fees would cause the fund's total annual operating expenses, as a percentage of average daily net assets, to exceed 1.00% of Class A shares and 1.25% of Class B shares.

(7) VKAC has agreed to waive its advisory fees and/or to reimburse this fund, if necessary, if such fees would cause the fund's total annual operating expenses, as a percentage of average daily net assets, to exceed 1.65% of Class A shares, 2.40% of Class B shares and 2.40% of Class C shares.



(8) MSAM has agreed to waive its advisory fees and/or to reimburse this fund, if necessary, if such fees would cause the fund's total annual operating expenses, as a percentage of average daily net assets, to exceed 1.15%.



(9) MSAM has agreed to waive its advisory fees and/or to reimburse this fund, if necessary, if such fees would cause the fund's total annual operating expenses, as a percentage of average daily net assets, to exceed 0.80% of Class A shares and 1.05% of Class B shares.



(10) MSAM has agreed to waive its advisory fees and/or to reimburse this fund, if necessary, if such fees would cause the fund's total annual operating expenses, as a percentage of average daily net assets, to exceed 1.00% of Class A shares and 1.25% of Class B shares.



(11) MSAM has agreed to waive its advisory fees and/or to reimburse this fund, if necessary, if such fees would cause the fund's total annual operating expenses, as a percentage of average daily net assets, to exceed 1.00% of Class A shares and 1.25% of Class B shares.



(12) This fund has not commenced operations.



(13) VKAC may voluntarily undertake to reduce this fund's expenses by reducing the fees payable to it to the extent of, or bearing expenses in excess of, such limitations as it may establish.



(14) MSAM began acting as sub-advisor to this fund as of May 1, 1997.



(15) MSAM has agreed to waive its advisory fees and/or to reimburse this fund, if necessary, if such fees would cause the fund's total annual operating expenses, as a percentage of average daily net assets, to exceed 1.00% of Class A shares and 1.25% of Class B shares.



(16) VKAC has agreed to waive its advisory fees and/or to reimburse this fund, if necessary, if such fees would cause the fund's total annual operating expenses, as a percentage of average daily net assets, to exceed 1.80% of Class A shares, 2.55% of Class B shares and 2.55% of Class C shares.



(17) VKAC has agreed to waive its advisory fees and/or to reimburse this fund, if necessary, if such fees would cause the fund's total annual operating expenses, as a percentage of average daily net assets, to exceed 1.70% of Class A shares, 2.45% of Class B shares and 2.45% of Class C shares.



(18) MSAM has agreed to waive its advisory fees and/or to reimburse this fund, if necessary, if such fees would cause the fund's total annual operating expenses, as a percentage of average daily net assets, to exceed 2.06% of Class A shares, 2.81% of Class B shares and 2.81% of Class C shares.



(19) MSAM has agreed to waive its advisory fees and agreed to reimburse the Portfolio, if necessary, if such fees would cause the total annual operating expenses of the Portfolio, as a percentage of average daily net assets, to exceed 1.15%.



(20) VKAC may voluntarily undertake to reduce this fund's expenses by reducing the fees payable to it to the extent of, or bearing expenses in excess of, such limitations as it may establish.



(21) VKAC may, from time to time, agree to waive its advisory fees or any portion thereof or elect to reimburse this fund for ordinary business expenses in excess of an agreed upon amount.

                             DEAN WITTER JAPAN FUND
                                     PROXY
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES




       The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of Dean Witter Japan Fund on August 18, 1998, at 9:00 a.m., New York City time, and at any adjournment thereof, on the proposal set forth on the reverse side hereof:


                          (CONTINUED ON REVERSE SIDE)

       THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

        IMPORTANT -- THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE
                                     SIDE.

   /x/ PLEASE MARK VOTES AS IN THE EXAMPLE USING
     BLACK OR BLUE INK

                             FOR   AGAINST ABSTAIN
                             / /     / /     / /

  Approval or Disapproval of a
  Sub-Advisory Agreement
  between Dean Witter InterCapital
  Inc. and Morgan Stanley Asset
  Management Inc.


                                          Date
                                               --------------------
                                          Please make sure to sign and date
                                          this Proxy using black or blue ink.
                                          If the shares are registered in
                                          more than one name, each joint
                                          owner or each fiduciary should sign
                                          personally. Only authorized
                                          officers should sign for
                                          corporations.
                                          -----------------------

                                          -----------------------
                                                          Shareholder sign in
                                          the box above
                                          -----------------------

                                          -----------------------
                                                        Co-Owner (if any) sign
                                          in the box above
--------------------------------------------------------------------------------
                    --    PLEASE DETACH AT PERFORATION   - -


                             DEAN WITTER JAPAN FUND

-------------------------------------------------------------------------------

                                    IMPORTANT
                      PLEASE SEND IN YOUR PROXY......TODAY!
        YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT
        PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT
        RESPONDED.

PRX00141 - PRX00453 - PRX00454 - PRX00456

                      DEAN WITTER PACIFIC GROWTH FUND INC.
                                     PROXY
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS




       The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of Dean Witter Pacific Growth Fund Inc. on August 18, 1998, at 9:00 a.m., New York City time, and at any adjournment thereof, on the proposal set forth on the reverse side hereof:


                          (CONTINUED ON REVERSE SIDE)

       THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF DIRECTORS.

        IMPORTANT -- THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE
                                     SIDE.

   /x/ PLEASE MARK VOTES AS IN THE EXAMPLE USING
     BLACK OR BLUE INK

                             FOR   AGAINST ABSTAIN
                             / /     / /     / /

  Approval or Disapproval of a
  Sub-Advisory Agreement
  between Dean Witter InterCapital
  Inc. and Morgan Stanley Asset
  Management Inc.


                                          Date
                                               --------------------
                                          Please make sure to sign and date
                                          this Proxy using black or blue ink.
                                          If the shares are registered in
                                          more than one name, each joint
                                          owner or each fiduciary should sign
                                          personally. Only authorized
                                          officers should sign for
                                          corporations.
                                          -----------------------

                                          -----------------------
                                                          Shareholder sign in
                                          the box above
                                          -----------------------

                                          -----------------------

                                                        Co-Owner (if any) sign
                                          in the box above
--------------------------------------------------------------------------------

                    --    PLEASE DETACH AT PERFORATION   - -


                      DEAN WITTER PACIFIC GROWTH FUND INC.

-------------------------------------------------------------------------------

                                    IMPORTANT
                      PLEASE SEND IN YOUR PROXY......TODAY!
        YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT
        PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT
        RESPONDED.


        PRX00056 - PRX00400 - PRX00401 - PRX00402

                     DEAN WITTER EUROPEAN GROWTH FUND INC.
                                     PROXY
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS




       The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of Dean Witter European Growth Fund Inc. on August 18, 1998, at 9:00 a.m., New York City time, and at any adjournment thereof, on the proposal set forth on the reverse side hereof:


                          (CONTINUED ON REVERSE SIDE)

       THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF DIRECTORS.

        IMPORTANT -- THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE
                                     SIDE.

   /x/ PLEASE MARK VOTES AS IN THE EXAMPLE USING
     BLACK OR BLUE INK

                             FOR   AGAINST ABSTAIN
                             / /     / /     / /

  Approval or Disapproval of a
  Sub-Advisory Agreement
  between Dean Witter InterCapital
  Inc. and Morgan Stanley Asset
  Management Inc.


                                          Date
                                               --------------------
                                          Please make sure to sign and date
                                          this Proxy using black or blue ink.
                                          If the shares are registered in
                                          more than one name, each joint
                                          owner or each fiduciary should sign
                                          personally. Only authorized
                                          officers should sign for
                                          corporations.
                                          -----------------------

                                          -----------------------
                                                          Shareholder sign in
                                          the box above
                                          -----------------------

                                          -----------------------
                                                        Co-Owner (if any) sign
                                          in the box above
--------------------------------------------------------------------------------
                    --    PLEASE DETACH AT PERFORATION   - -


                     DEAN WITTER EUROPEAN GROWTH FUND INC.

-------------------------------------------------------------------------------

                                    IMPORTANT
                      PLEASE SEND IN YOUR PROXY......TODAY!
        YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT
        PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT
        RESPONDED.


PRX00055 - PRX00397 - PRX00398 - PRX00399